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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               January 22, 2002
               Date of Report (Date of Earliest Event Reported)

                     KEYSTONE AUTOMOTIVE INDUSTRIES, INC.
            (Exact name of registrant as specified in its charter)

California                      0-28568                 95-2920557
(State of               (Commission File Number)        (I.R.S. Employer
Incorporation)                                          Identification Number)

               700 East Bonita Avenue, Pomona, California 91767
              (Address of principal executive offices) (Zip Code)

                                (909) 624-8041
             (Registrant's telephone number, including area code)
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Item 4.   Changes in Registrant's Certifying Accountant.

          On January 22, 2002, the Board of Directors of Keystone Automotive Industries, Inc. (the "Company") rescinded the action it had taken at a Meeting held on November 26, 2001 and engaged Ernst & Young LLP ("EY") as the Company's independent accountants effective January 22, 2002. Arthur Andersen LLP ("AA") had replaced EY as the Company's independent accountants effective November 26, 2001 and the Board of Directors elected to terminate that relationship effective January 22, 2002. During the period of engagement from November 26, 2001 through January 22, 2002, AA did not engage in any audit work, issue a report or review any filings made by the Company with the Securities and Exchange Commission, other than the Form 8-K and Form 8 K/A announcing the change in accountants.

          During the years ended March 31, 2000 and March 30, 2001 and the interim period between March 31, 2001 and January 22, 2002, there were no disagreements between the Company and EY on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of EY, would have been referred to in their reports. EY's reports on the Company's financial statements for the years ended March 31, 2000 and March 30, 2001 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during the years ended March 31, 2000 and March 30, 2001 and the subsequent interim periods, there were no reportable events (as defined in Item 304(a) (1) (v) of Securities and Exchange Commission Regulation S-K).

          During the years ended March 31, 2000 and March 30, 2001 and the interim period from March 31, 2001 to January 22, 2002, the Company did not consult with AA regarding either (i) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a) (l) (iv) of Regulation S-K) or a reportable event (as defined in Item 304(a) (l) (v) of Regulation S-K).

          The Company will file a Form 8-K/A containing a letter from AA to the Securities and Exchange Commission indicating their agreement with the statements made by the Company in this Form 8-K attached as an exhibit.

          The decision to engage EY was recommended by the Audit Committee and unanimously approved by the Company's Board of Directors.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          Exhibits:

          The following exhibit is filed herewith:

          Exhibit 16(a) Letter, dated January __, 2002, from Arthur Andersen LLP to the Securities and Exchange Commission (to be filed by amendment)
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2002

                               KEYSTONE AUTOMOTIVE INDUSTRIES, INC.

                               By   /s/ John M. Palumbo
                                  ---------------------------------------
                                    John M. Palumbo
                                    Vice President and Chief Financial Officer